                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             --------------------


         Date of Report (Date of earliest event reported): July 16, 1999
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          New York                     No. 1-10299               13-3513936
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



233 Broadway, New York, New York                                      10279-0003
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 553-2000

Item 5.    Other Events.

         1.       SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

         On August 6, 1999, the Registrant received the final report of the independent Inspectors of Election for the 1999 Annual Meeting of Shareholders, which was held in Bradenton, Florida, on July 16, 1999. Proxies were solicited by management of the Registrant pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, proxies were solicited pursuant to Regulation 14A under the Exchange Act by a shareholder of the Registrant, Greenway Partners, L.P. ("Greenway"), in opposition to management's slate of directors and in support of two proposals presented by Greenway. At the close of business on the record date of June 7, 1999, there were issued and outstanding 137,363,467 shares of the Registrant's Common Stock, par value $0.01 per share ("Common Stock"). There were represented at the meeting, in person or by proxy, 111,317,526 shares of Common Stock. Such shares represented 81.04 percent of the total number of shares of Common Stock issued and outstanding on the record date.

         Each of J. Carter Bacot, Purdy Crawford, Philip H. Geier Jr. and Dale
W. Hilpert was elected as a director in Class II for a three-year term ending at the annual meeting in 2002. All of such individuals previously served as directors of the Registrant. Roger N. Farah, Jarobin Gilbert Jr., Allan Z. Loren, Margaret P. MacKimm, John J. Mackowski, James E. Preston and Christopher
A. Sinclair, having previously been elected directors of the Registrant for terms continuing beyond the 1999 annual meeting of shareholders, continue in office as directors.

         The matters approved upon and the results of the voting were as follows:

                  (a)      Election of Directors:

Name                           Votes For      Votes Withheld    Broker Non-Votes
----                           ---------      --------------    ----------------
J. Carter Bacot                76,825,393        2,344,966               0
Purdy Crawford                 76,818,515        2,352,189               0
Philip H. Geier Jr.            76,826,042        2,344,662               0
Dale W. Hilpert                76,806,110        2,364,594               0

Gary K. Duberstein             31,866,922          279,900               0
Andrew P. Hines                31,866,922          279,900               0
Alfred D. Kingsley             31,867,267          279,900               0
Howard Stein                   31,866,922          279,900               0


                  (b) Ratification of the Appointment of KPMG LLP as Independent
Accountants:

Votes For                      Votes Against    Abstentions     Broker Non-Votes
---------                      -------------    -----------     ----------------
110,190,231                    623,516             503,779               0

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
                  (c)      Shareholder Proposal on Change of Name:

Votes For                 Votes Against        Abstentions      Broker Non-Votes
---------                 -------------        -----------      ----------------
36,087,128                66,259,811            2,849,929           6,120,658

                  (d)      Shareholder Proposal on Rights Plan:

Votes For                 Votes Against        Abstentions      Broker Non-Votes
---------                 -------------        -----------      ----------------
82,840,278                21,485,534              871,058           6,120,656

         2.       CHANGE IN THE REGISTRANT'S CHIEF EXECUTIVE OFFICER

         On August 16, 1999, the Registrant announced that Dale W. Hilpert had been elected President and Chief Executive Officer of the Registrant effective immediately. Mr. Hilpert was previously President and Chief Operating Officer of the Registrant. He replaces Roger N. Farah, who remains Chairman of the Board. The Registrant also announced that it is exiting eight non-core specialty businesses that operate, in the aggregate, nearly 500 stores. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits

                  In accordance with the provisions of Item 601 of Regulation S-K, an index of exhibits is included in this Form 8-K on page 4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                                  VENATOR GROUP, INC.
                                                     (Registrant)


Date:  August 19, 1999                       By: /s/ Gary M. Bahler
                                                 ----------------------------
                                                 Gary M. Bahler
                                                 Senior Vice President,
                                                 General Counsel and Secretary

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                               VENATOR GROUP, INC.

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K


 Exhibit No. in Item 601
    of Regulation S-K                         Description
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         99                                   News Release dated August 16, 1999



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